FIDUCIARY
                                  EXCHANGE FUND

                                 An Eaton Vance
                                  Exchange Fund

                                  Annual Report
                                December 31, 1995

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                                 To Shareholders

FIDUCIARY EXCHANGE FUND HAD A TOTAL RETURN OF 35.1% DURING THE YEAR ENDED DECEMBER 31, 1995. That return represented an increase in net asset value per share to $188.44 from $141.16, and the reinvestment of $2.10 in income dividends. By comparison, the S&P 500 Index, an unmanaged index of common stocks, had a return of 37.6% and the Lipper Growth Fund Index, an index of 30 growth funds, had a return of 31.5% during the same period.

SHAREHOLDERS RECEIVED INCOME DIVIDENDS TOTALING $2.10 DURING THE 12 MONTHS ENDED DECEMBER 31, 1995.

THE STOCK MARKET PERFORMED VERY WELL DURING THE YEAR, REACHING RECORD LEVELS ON SEVERAL OCCASIONS. The market's behavior was a positive response to an improved interest rate environment and prospects for continuing economic growth. The crucial issue during the first half of the year was whether the Federal Reserve's previous tightening of its target federal funds rate would cause a recession or would provide a "soft landing" for the economy. As the year progressed, it became clear that the Fed had succeeded in engineering the soft landing that it had sought.

CONCERNED ABOUT THE ECONOMY SLOWING TOO MUCH, THE FED LOWERED ITS RATE BY A QUARTER OF A PERCENTAGE POINT IN JULY, THE FIRST DOWNWARD CHANGE SINCE SEPTEMBER 1992. Another quarter-point decrease was announced in December. The stock market reacted positively to both these changes, which, combined with an overall lack of inflationary pressure, helped the economy continue to advance slowly but steadily.

THIS HAS BEEN A PERIOD OF STRONG PERFORMANCE FOR A WIDE RANGE OF STOCKS. Large capitalization stocks led the market surge early in the period. Many major corporations saw sharply escalating profits, reflecting a favorable economy and the substantial cost-reduction and productivity initiatives they have undertaken in recent years.

AMONG THE STRONGER SECTORS OF THE STOCK MARKET DURING MOST OF 1995 WERE TECHNOLOGY, HEALTH CARE AND FINANCIAL SERVICES. The Fund's performance was helped by an overweighting in the healthcare sector and by strong performance by some of its major holdings.

THE LARGEST GAIN WAS POSTED BY INTEL CORP., THE SECOND-LARGEST HOLDING IN THE FUND, WHICH WAS UP 76%. The largest holding, Exxon Corp., gained 32%. Other solid performers among the Fund's largest holdings were Dionex Corp., up 53%; Dover Corp., up nearly 42%; and Chubb Corp., up 24%. Among healthcare stocks, Merck & Co., Inc., gained nearly 70%, while Pfizer, Inc. gained 63% and Johnson & Johnson was up more than 55%. The Fund's top performers also included MGIC Investment Corp., a new holding, up 61% for the year.

"REGARDLESS OF SHORT-TERM MARKET CONDITIONS, WE BELIEVE THAT A STRATEGY OF
 INVESTING IN A PORTFOLIO OF HIGH-QUALITY COMMON STOCKS IS LIKELY TO PROVIDE SOLID LONG-TERM PERFORMANCE."

[Photo of Landon T. Clay]

LOOKING TO 1996, WE CONTINUE TO HAVE A BASICALLY POSITIVE OUTLOOK ABOUT STOCK INVESTMENTS BECAUSE OF THE CONTINUED PROSPECTS FOR LOW INFLATION AND STEADY ECONOMIC GROWTH. However, the market may be more vulnerable than usual to a correction because of the recent strong runup in stock prices.

REGARDLESS OF SHORT-TERM MARKET CONDITIONS, WE BELIEVE THAT A STRATEGY OF INVESTING IN A PORTFOLIO OF HIGH-QUALITY COMMON STOCKS IS LIKELY TO PROVIDE SOLID LONG-TERM PERFORMANCE. Because this remains the strategy of Fiduciary Exchange Fund, I am confident that the Fund will continue to participate in the growth of the economy.

                                   Sincerely,

                                /s/Landon T. Clay

                                 LANDON T. CLAY
                                    President
                                February 21, 1996

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                          FIDUCIARY EXCHANGE FUND, INC.
                                DECEMBER 31, 1995
                                   (UNAUDITED)

INVESTMENT CHANGES
SIX MONTHS ENDED DECEMBER 31, 1995
==============================================================================
                                                               Shares Owned
                                                            6/30/95   12/31/95
------------------------------------------------------------------------------
INCREASES
------------------------------------------------------------------------------
Anadarko Petroleum Corp.                                      --      11,000
------------------------------------------------------------------------------
Nucor Corp.                                                   --      15,000
------------------------------------------------------------------------------

DECREASES*
------------------------------------------------------------------------------
Chubb Corp.                                                  35,960   26,380
------------------------------------------------------------------------------
Dionex Corp.                                                 50,000   42,160
------------------------------------------------------------------------------
Gannet Co., Inc.                                             40,000   37,050
------------------------------------------------------------------------------
Gould Pumps                                                  56,469   31,709
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Intel Corp.                                                  91,288   52,958
------------------------------------------------------------------------------
Johnson & Johnson                                            37,344   33,054
------------------------------------------------------------------------------
Nanometrics, Inc.                                           119,500    --
------------------------------------------------------------------------------
Northern Telecom Ltd.                                        20,450   20,000
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Stanley Works                                                32,445   20,245
------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                       115,450  105,690
------------------------------------------------------------------------------
 *Includes investments paid-in kind on redemptions.

OTHER CHANGES
==============================================================================
Shares
------------------------------------------------------------------------------
31,500  Dover Corp. in a 2 for 1 stock split
------------------------------------------------------------------------------
 9,308  Pfizer Inc. in a 2 for 1 stock split
------------------------------------------------------------------------------
41,640  Texas Instruments Inc. in a 2 for 1 stock split
        5,250 shares paid in kind on redemptions
------------------------------------------------------------------------------

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                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1995

------------------------------------------------------------------------------
                              COMMON STOCKS - 98.7%
------------------------------------------------------------------------------
Name of Company                                   Shares         Value
------------------------------------------------------------------------------
ADVERTISING - 3.1%
Interpublic Group Co., Inc.                       40,000       $ 1,735,000
                                                               -----------
AIR TRANSPORTATION - 1.8%
FlightSafety International, Inc. A                20,000       $ 1,005,000
                                                               -----------
BUSINESS PRODUCTS & SERVICES - 2.6%
Automatic Data Processing Inc.                    20,000       $ 1,485,000
                                                               -----------
COMMUNICATIONS - 1.5%
Northern Telecom Ltd.                             20,000       $   860,000
                                                               -----------
COMPUTER & BUSINESS EQUIPMENT - 2.9%
Reuters Holdings PLC, ADR                         29,670       $ 1,635,559
                                                               -----------
CONSUMER PRODUCTS - 3.8%
McCormick & Co., Inc., Non-Voting                 54,000       $ 1,302,750
Stride Rite Corp.                                109,640           822,300
                                                               -----------
                                                               $ 2,125,050
                                                               -----------
DRUGS & MEDICAL - 20.4%
Bausch & Lomb, Inc.                               56,924       $ 2,255,613
Bristol-Myers Squibb Co.                          27,860         2,392,477
Johnson & Johnson                                 33,054         2,830,249
Merck & Co., Inc.                                 42,894         2,820,280
Pfizer Inc.                                       18,616         1,172,808
                                                               -----------
                                                               $11,471,427
                                                               -----------
ELECTRONICS - 4.2%
Dionex Corp.*                                     42,160       $ 2,392,580
                                                               -----------
ENERGY - 1.1%
Anadarko Petroleum Corp.                          11,000       $   595,375
                                                               -----------
FOOD DISTRIBUTION - 2.9%
Super Valu Stores Inc.                            51,506       $ 1,622,439
                                                               -----------
HARDWARE & TOOLS - 1.8%
Stanley Works                                     20,245       $ 1,042,617
                                                               -----------
INSURANCE - 7.8%
Chubb Corp.                                       26,380       $ 2,552,265
St. Paul Companies, Inc.                           8,440           469,475
MGIC Investment Corp.                             25,000         1,356,250
                                                               -----------
                                                               $ 4,377,990
                                                               -----------
MACHINERY & EQUIPMENT - 1.4%
Gould Pumps, Inc.                                 31,709       $   792,725
                                                               -----------
MANUFACTURING - 4.1%
Dover Corp.                                       63,000       $ 2,323,125
                                                               -----------
METALS & MINING - 1.5%
Nucor Corp.                                       15,000       $   856,875
                                                               -----------
PETROLEUM - 8.9%
Exxon Corp.                                       39,000       $ 3,124,875
Mobil Corp.                                       16,835         1,885,520
                                                               -----------
                                                               $ 5,010,395
                                                               -----------
PUBLISHING AND PRINTING - 8.2%
Dun & Bradstreet Corp.                            17,160       $ 1,111,110
Gannett Co., Inc.                                 37,050         2,273,944
Harcourt General, Inc.                            30,000         1,256,250
                                                               -----------
                                                               $ 4,641,304
                                                               -----------
RETAIL - 6.5%
Toys "R" Us, Inc.*                                60,000       $ 1,305,000
Wal-Mart Stores, Inc.                            105,690         2,364,814
                                                               -----------
                                                               $ 3,669,814
                                                               -----------
SEMI-CONDUCTORS - 8.7%
Intel Corp.                                       52,958       $ 3,005,367
Texas Instruments, Inc.                           36,390         1,883,183
                                                               -----------
                                                               $ 4,888,550
                                                               -----------
SPECIALTY CHEMICALS - 5.5%
Ecolab Inc.                                       62,820       $ 1,884,600
Nalco Chemical Co.                                40,000         1,205,000
                                                               -----------
                                                               $ 3,089,600
                                                               -----------
    TOTAL COMMON STOCKS
      (Identified cost, $12,956,513)                           $55,620,425
                                                               -----------
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                          SHORT-TERM OBLIGATION - 1.1%
--------------------------------------------------------------------------
                                                  Face Amount
Name of Company                                  (000 Omitted)       Value
--------------------------------------------------------------------------
Ford Motor Credit Corp. 5.92%
  due 1/03/96 at amortized cost                    $600       $   599,803
                                                              -----------
    TOTAL INVESTMENTS - 99.8%
      (identified cost, $13,556,316)                          $56,220,228
    OTHER ASSETS, LESS LIABILITIES - 0.2%                         110,542
                                                              -----------
    NET ASSETS - 100%                                         $56,330,770
                                                              ===========

*Non-income producing security.

                      See notes to financial statements

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                            FINANCIAL STATEMENTS

                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                              December 31, 1995
------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A) (identified
    cost, $13,556,316)                                           $56,220,228
  Cash                                                                55,394
  Dividends receivable                                               100,810
                                                                 -----------
      Total assets                                               $56,376,432
LIABILITIES:
  Federal tax on undistributed net realized long-term
    gains, payable on behalf of shareholders (Note 1B)  $33,033
  Payable for capital stock redeemed                        740
  Payable to affiliate --
    Directors' fees                                       1,396
  Accrued expenses                                       10,493
                                                        -------
      Total liabilities                                               45,662
                                                                 -----------
NET ASSETS for 298,938 shares of capital stock outstanding       $56,330,770
                                                                 ===========
SOURCES OF NET ASSETS:
  Accumulated net realized gain on investment transactions
   (computed on the basis of identified cost), less the
   excess of cost of capital stock redeemed over proceeds
   from sales of capital stock (including shares issued to
   shareholders electing to receive payment of distributions
   in capital stock)                                             $23,385,295
  Accumulated distributions of net realized gain on
   investments as computed for federal income tax purposes          (606,077)
  Unrealized appreciation of investments (computed on
   the basis of identified cost)                                  42,663,912
  Federal tax on undistributed net realized long-term
   capital gain, paid on behalf of shareholders                   (9,172,557)
  Undistributed net investment income                                 60,197
                                                                 -----------
      Total                                                      $56,330,770
                                                                 ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($56,330,770 / 298,938 shares of capital stock outstanding)      $188.44
                                                                   =======

                      See notes to financial statements

                           STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
                     For the Year Ended December 31, 1995
------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income --
    Dividends (net of foreign withholding tax of
      $5,883)                                                     $ 1,064,060
    Interest                                                           56,057
                                                                  -----------
        Total income                                              $ 1,120,117
  Expenses --
    Investment adviser fee (Note 4)                  $  346,898
    Compensation of Directors not members of the
    Investment Adviser's organization                     5,853
    Custodian fee (Note 4)                               36,383
    Printing and postage                                 17,004
    Legal and accounting services                        28,274
    Transfer and dividend disbursing agent fees          16,821
    Miscellaneous                                         5,499
                                                     ----------
        Total expenses                               $  456,732
    Deduct --
      Reduction of custodian fee (Note 4)                 4,421
                                                     ----------
        Net expenses                                                  452,311
                                                                  -----------
          Net investment income                                   $   667,806
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments, computed on
    the basis of identified cost($94,600 net gain
    as computed for federal income tax purposes)     $7,662,357
  Increase in unrealized appreciation of
    investments                                       8,140,251
                                                     ----------
          Net realized and unrealized gain on
            investments                                            15,802,608
                                                                  -----------
            Net increase in net assets from operations            $16,470,414
                                                                  ===========

                      See notes to financial statements

                      STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                                      ------------------------
                                                        1995          1994
                                                      ----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                           $   667,806   $   722,752
    Net realized gain on investment transactions      7,662,357     5,475,540
    Increase (decrease) in unrealized appreciation
     of investments                                   8,140,251    (8,742,281)
                                                    -----------   -----------
      Increase (decrease) in net assets from
       operations                                   $16,470,414   $(2,543,989)
                                                    -----------   -----------
  Distributions to shareholders --
    From net investment income                      $  (667,806)  $  (673,964)
    In excess of net investment income                   (8,476)       --
                                                    -----------   -----------
      Total distributions to shareholders           $  (676,282)  $  (673,964)
                                                    -----------   -----------
  Provision for federal tax on undistributed net
     realized long-term gain (Note 1B)              $   (33,033)  $   (44,389)
                                                    -----------   -----------
  Net decrease from capital stock transactions
    (Note 2)                                        $(8,263,018)  $(6,018,443)
                                                    -----------   -----------
      Net increase (decrease) in net assets         $ 7,498,081   $(9,280,785)
NET ASSETS:
  At beginning of year                               48,832,689    58,113,474
                                                    -----------   -----------
  At end of year (including undistributed net
    investment income of $60,197 and $68,673,
    respectively)                                   $56,330,770   $48,832,689
                                                    ===========   ===========

                      See notes to financial statements

                                                  FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------
                                                  Year Ended December 31,
----------------------------------------------------------------------------------------------------------------------
                                                                1995         1994        1993        1992        1991
                                                                ----         ----        ----        ----        ----
NET ASSET VALUE, beginning of year                            $141.160    $149.470    $151.610    $148.620    $104.510
                                                              --------    --------    --------    --------    --------
  INCOME FROM OPERATIONS:
    Net investment income                                     $  2.103    $  1.997    $  1.639    $  1.570    $  1.770
    Net realized and unrealized gain (loss) on investments      47.388      (8.329)     (1.168)      3.180      44.340
                                                              --------    --------    --------    --------    --------
        Total income (loss) from operations                   $ 49.491    $ (6.332)   $  0.471    $  4.750    $ 46.110
                                                              --------    --------    --------    --------    --------
  LESS DISTRIBUTIONS:
    From net investment income                                $(2.074)    $(1.850)    $(1.600)    $(1.760)    $(1.650)
    In excess of net investment income                         (0.026)       --          --          --          --
    From net realized gain on investments                        --          --        (0.900)       --        (0.140)
                                                              --------    --------    --------    --------    --------
        Total distributions                                   $(2.100)    $(1.850)    $(2.500)    $(1.760)    $(1.790)
                                                              --------    --------    --------    --------    --------
  PROVISION FOR FEDERAL TAX ON UNDISTRIBUTED NET REALIZED
    LONG-TERM GAIN (NOTE 1B)                                  $(0.111)    $(0.128)    $(0.111)    $ 0.000     $(0.210)
                                                              --------    --------    --------    --------    --------
NET ASSET VALUE, end of year                                  $188.440    $141.160    $149.470    $151.610    $148.620
                                                              ========    ========    ========    ========    ========
TOTAL RETURN<F1>                                                35.10%     (4.33)%       0.28%       3.28%      44.18%

RATIOS/SUPPLEMENTAL DATA (TO AVERAGE DAILY NET ASSETS):
  Net assets at end of period (000's omitted)                 $ 56,331    $ 48,833    $ 58,113    $ 60,653    $ 62,793
  Expenses                                                       0.82%       0.83%       0.81%       0.83%       0.82%
  Net investment income                                          1.20%       1.37%       1.11%       1.11%       1.38%
  PORTFOLIO TURNOVER                                                3%          5%          6%          5%          5%

<F1> Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.

                      See notes to financial statements

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                         NOTES TO FINANCIAL STATEMENTS
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(1) SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Investments listed on security exchanges or in the NASDAQ National Market are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at closing bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value.

B. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders each year all of its taxable income from dividends, interest, and net realized short-term capital gain. Accordingly, no provision for federal income or excise tax is necessary on such income. The Fund generally designates as undistributed any taxable net realized long-term gain (but reserves the right to distribute such gain in any year) and pays the federal tax thereon on behalf of shareholders. Provision for such tax is recorded on the Fund's records on the last business day of the Fund's fiscal year because the Internal Revenue Code provides that such tax is allocated among shareholders of record on that date.

C. OTHER -- Investment transactions are accounted for on a trade date basis. Dividend income and dividends to shareholders are recorded on the ex-dividend date.

D. DISTRIBUTIONS -- Generally accepted accounting principles require that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

------------------------------------------------------------------------------
(2) CAPITAL STOCK
At December 31, 1995, there were 5,005,000 shares of $1.00 par value capital stock authorized. Transactions in capital stock were as follows:

                                                                  YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------
                                                                1995                      1994
                                                       -------------------------  -----------------------
                                                         SHARES       AMOUNT       SHARES       AMOUNT
                                                       ----------  -------------  ---------  ------------
Redemptions                                                  880    $   153,851    (43,865)  $(6,161,648)
Issued to shareholders electing to receive payment of
  dividends in capital stock                             (47,886)    (8,416,869)     1,000       143,205
                                                         -------    -----------    -------   -----------
    Net decrease                                         (47,006)   $(8,263,018)   (42,865)  $(6,018,443)
                                                         =======    ===========    =======   ===========

------------------------------------------------------------------------------
(3) INVESTMENT TRANSACTIONS
Purchases and sales of investments, other than short-term obligations, aggregated $1,650,225 and $823,070, respectively. In addition, investments having an aggregate market value of $8,287,068 at dates of redemption were distributed in payment for capital stock redeemed.

------------------------------------------------------------------------------
(4) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS  WITH AFFILIATES
The investment adviser fee, computed at the monthly rate of 5/96 of 1% (5/8 of 1% annually) of the Fund's average monthly net assets, was paid to Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. Except as to directors of the Fund who are not members of EVM's organization, officers and directors receive remuneration for their services to the Fund out of such investment adviser fee. The custodian fee was paid to Investors Bank & Trust Company (IBT) for its services as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund maintains with IBT. All significant credit balances are reported as a reduction of expenses in the statement of operations. Prior to November 10, 1995, IBT was an affiliate of EVM. Certain of the officers and directors of the Fund are officers and directors/trustees of the above organizations. Directors of the Fund that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustee Deferred Compensation Plan. For the year ended December 31, 1995, no significant amounts have been deferred.

------------------------------------------------------------------------------
(5) LINE OF CREDIT
The Fund participates with other funds managed by EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year.

------------------------------------------------------------------------------
(6) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/depreciation in value of the investments owned at December 31, 1995, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $13,556,316
                                                                   ===========
Gross unrealized appreciation                                      $42,663,912
Gross unrealized depreciation                                            --
                                                                   -----------
    Net unrealized appreciation                                    $42,663,912
                                                                   ===========

------------------------------------------------------------------------------
(7) ANNUAL SHAREHOLDER MEETING
Fiduciary Exchange Fund, Inc. (the Fund) held its annual shareholder meeting on April 12, 1995. On February 23, 1995, the record date of the meeting, the Fund had 342,811.991 shares outstanding, of which 220,044.297 shares were represented at the meeting. The votes at the meeting were as follows:

Item 1: The election of Landon T. Clay, Donald R. Dwight, Samuel L. Hayes, III, Peter F. Kiely, Norton H. Reamer, John L. Thorndike, and Jack L. Treynor as Directors of the Fund.
                                                           NUMBER OF SHARES
NOMINEES FOR                                           ----------------------
DIRECTOR                                               AFFIRMATIVE   WITHHELD
------------                                           -----------   --------
Landon T. Clay                                          220,044.297    0.000
Donald R. Dwight                                        220,044.297    0.000
Samuel L. Hayes, III                                    220,044.297    0.000
Peter F. Kiely                                          220,044.297    0.000
Norton H. Reamer                                        220,044.297    0.000
John L. Thorndike                                       220,044.297    0.000
Jack L. Treynor                                         220,044.297    0.000

Item 2: The ratification of the selection of Deloitte & Touche LLP as independent certified public accountants to the Fund.

                                                           NUMBER OF SHARES
                                                           ----------------
Affirmative                                                  220,044.297
Against                                                            0.000
Abstain                                                            0.000

                         INDEPENDENT AUDITORS' REPORT
------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF FIDUCIARY EXCHANGE FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Fiduciary Exchange Fund, Inc. as of December 31, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1995 and 1994, and the financial highlights for each of the years in the five-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Fiduciary Exchange Fund, Inc. as of December 31, 1995, the results of its operations, changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                              DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
JANUARY 26, 1996

                               FIDUCIARY EXCHANGE
                                   FUND, INC.

                              PERFORMANCE RESULTS+
-----------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                       (STANDARDIZED SEC PERFORMANCE DATA
                    FOR THE PERIODS ENDED DECEMBER 31, 1995)
-----------------------------------------------------------------------------
One year                                                                35.1%
-----------------------------------------------------------------------------
Five years                                                              14.0%
-----------------------------------------------------------------------------
Ten years                                                               13.1%
-----------------------------------------------------------------------------
Life of Fund (3/17/67)                                                  10.5%
-----------------------------------------------------------------------------
                             CUMULATIVE TOTAL RETURN
                                  LIFE OF FUND
                              (3/17/67 TO 12/31/95)
-----------------------------------------------------------------------------
Fiduciary Exchange Fund                                              1,683.0%
-----------------------------------------------------------------------------
Dow Jones Industrial Average                                         1,890.5%
-----------------------------------------------------------------------------
Standard & Poor's 500                                                 1,967.1%
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+Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Dow Jones Industrial Average and the Standard &Poor's 500 are unmanaged lists of common stocks.

This report must be preceded or accompanied by a prospectus which contains more complete information on the Fund including its distribution plan, sales charges and expenses. Please read the prospectus carefully before investing.

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                                   EATON VANCE
                              The Boston Tradition
                              Funds offered through
                         Eaton Vance Distributors, Inc.
                 24 Federal Street, Boston, Massachusetts 02110
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